Net interest expense	12 Months Ended
Dec. 31, 2012
Net interest expense

6    Net interest expense

(in millions of Canadian dollars)	2012	2011	2010

Interest cost	$294	$266	$288
Interest capitalized to Properties	(15)	(11)	(20)

Interest expense	279	255	268
Interest income	(3)	(3)	(11)

Net interest expense	$276	$252	$257

Interest expense includes interest on capital leases of $19 million for the year ended December 31, 2012 (2011 – $19 million; 2010 – $22 million).